                     Navistar Financial 1998-A Owner Trust

               Navistar Financial Retail Receivables Corporation

                                     Seller

                         Navistar Financial Corporation

                                    Servicer

                              Subject to Revision

                         Term Sheet Dated May 18, 1998



Underwriters of the Class A Notes
Chase Securities Inc.
    BancAmerica Robertson Stephens
        First Chicago Capital Markets, Inc.
               NationsBanc Montgomery Securities LLC


Underwriter of the Class B Notes
Chase Securities Inc.

PROCEEDS OF THE ASSETS OF THE TRUST AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT ARE THE SOLE SOURCES OF PAYMENTS ON THE NOTES. NONE OF THE NOTES REPRESENTS AN INTEREST IN OR OBLIGATION OF, OR IS INSURED OR GUARANTEED BY, NAVISTAR FINANCIAL CORPORATION, NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION OR ANY OF THEIR RESPECTIVE AFFILIATES.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE NAVISTAR FINANCIAL 1998-A OWNER TRUST. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE NAVISTAR FINANCIAL 1998-A OWNER TRUST (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO THE NOTES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE PROSPECTUS SUPPLEMENT HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                       $500,864,370.04 Asset Backed Notes

                     Navistar Financial 1998-A Owner Trust
               Navistar Financial Retail Receivables Corporation
                                     Seller
                         Navistar Financial Corporation
                                    Servicer

                              Subject to Revision

                         Term Sheet Dated May 18, 1998

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Prospectus Supplement and the Prospectus. A final Prospectus and Prospectus Supplement may be obtained by contacting Joy Dunphy at (212) 834-4533.

Issuer................Navistar Financial 1998-A Owner Trust, a Delaware business trust to be formed by the Seller and the Owner Trustee pursuant to the Owner Trust Agreement.

Seller................Navistar Financial Retail Receivables Corporation.

Servicer..............Navistar Financial Corporation.

Indenture Trustee.....The Bank of New York, as trustee under the Indenture.

Owner Trustee.........Chase Manhattan Bank Delaware, as owner trustee under the
                      Owner Trust Agreement.

The Notes.............The Trust will issue Notes as follows:

                      Class A ____% Asset Backed Notes in the aggregate principal amount of $483,334,000 (the "Class A Notes").

                      Class B ____% Asset Backed Notes in the aggregate principal amount of $17,530,370.04 (the "Class B Notes"; together with the Class A Notes").

                      The Class B Notes will be subordinated to the Class A Notes to the extent described herein and in the Prospectus Supplement.

                      The Trust will also issue Certificates (the
                      "Certificates"), which will not bear interest but will have certain rights in excess monies in the Reserve Account and certain other excess funds, that will initially be held by the Seller, the Servicer and/or one of their affiliates.

The Trust Property....  The Trust Property will include a pool of Retail Notes
                        (the "Receivables"), certain monies due or received thereunder on and after May 1, 1998 (the "Cutoff Date"), security interests in the vehicles financed thereby, certain accounts (including the Reserve Account) and the proceeds thereof, the proceeds, if any, of Dealer Liability, NITC Purchase Obligations and any Guaranties, any proceeds from claims on certain insurance policies, the benefits of any lease assignments and certain rights of the Seller under the related Purchase Agreement and the related Custodian Agreement. The Initial Aggregate Receivables Balance is $500,864,370.04.

Terms of the Notes:     The principal terms of the Notes will be as described
                        below:

     A.   Interest....  Class A Notes:  ____%
                        Class B Notes:  ____%

                        Interest on the Notes will accrue at the applicable Interest Rate from the Closing Date or the most recent Distribution Date on which interest has been paid to but excluding the next Distribution Date, and will generally be payable monthly on the 15th day of each month, or, if any such day is not a business day, on the next succeeding business day, commencing on June 15, 1998 (each, a "Distribution Date"). Interest on the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                        Interest on the Class B Notes will not be paid on any Distribution Date until all accrued interest due and payable on the Class A Notes on such Distribution Date has been paid in full. Under certain circumstances, after an Event of Default and acceleration of the Notes, no interest will be payable on the Class B Notes until all principal of and interest on the Class A Notes has been paid in full.

     B.   Principal...  Subject to the subordination provisions described in the following two paragraphs, principal of the Class A Notes and the Class B Notes will be payable on each Distribution Date in an amount equal to 96.5% and 3.5%, respectively, of the Principal Payment Amount for such Distribution Date. The "Principal Payment Amount" for each Distribution Date will generally equal the lesser of (x) the Principal Distributable Amount for such Distribution Date and (y) the excess, if any, of the sum of the Available Amount for such Distribution Date and available funds on deposit in the Reserve Account on such Distribution Date (the "Total Available Amount") over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on such Distribution Date. For a Distribution Date, the "Principal Distributable Amount" generally will equal the sum, with respect to the related Monthly Period, of the principal portion of all payments due on the Receivables, the principal portion of all prepayments received in respect of the Receivables, the principal portion of all Receivables repurchased by the Seller or purchased by the Servicer and the principal portion of all Receivables that became Liquidating Receivables, and the "Available Amount" generally will equal (a) the sum, with respect to the related Monthly Period, of (i) that portion of all collections on the Receivables allocable to principal, interest or Prepayment Surplus, (ii) all Liquidation Proceeds to the extent attributable to principal or interest in accordance with the Servicer's customary procedures, (iii) that portion of all Monthly Advances made by the Servicer allocable to principal or interest due on the Receivables, (iv) the Warranty Payment, the Administrative Purchase Payment or the Optional Purchase Proceeds of each Receivable that the Seller repurchased or the Servicer purchased during such related Monthly Period to the extent attributable to principal, accrued interest or Prepayment Surplus thereon and (v) the principal portion of all Prepayments minus (b) that portion of collections retained by the Servicer in respect of unreimbursed Monthly Advances and Liquidation Expenses.

                        If the amount on deposit in the Reserve Account on any Distribution Date would be, after giving effect to the distribution of the Principal Payment Amount, less than 1.0% of the Initial Aggregate Receivables Balance, then the principal of the Class A Notes will be payable in an amount equal to 100% of the Principal Payment Amount and no principal of the Class B Notes will be paid on any Distribution Date thereafter until either the Class A Notes are paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance.

                        Also, if an Event of Default occurs and the Notes are declared immediately due and payable, the principal of the Class A Notes will be payable in an amount equal to 100% of the Principal Payment Amount and no principal of the Class B Notes will be paid on any Distribution Date thereafter until the Class A Notes are paid in full. Thereafter, the principal of the Class B Notes will be payable in an amount equal to 100% of the Principal Payment

                        Amount on each Distribution Date until the Class B Notes are repaid in full.

                        The Notes will be payable in full on November 15, 2004 (the "Final Scheduled Distribution Date") (although the actual payment in full of the Notes could occur sooner).

C.   Redemption.......  If the Servicer exercises its option to purchase the
                        Receivables on any Distribution Date on or after the date on which the Aggregate Receivables Balance declines to 10% or less of the Initial Aggregate Receivables Balance, the holders of the Notes will be redeemed in whole, but not in part, at a redemption price equal to the unpaid principal amount of such Notes, plus accrued and unpaid interest thereon.

D.   Voting Rights...   To the extent the Prospectus specifies certain
                        circumstances under which the consent, approval, direction, or request of a specified percentage in principal amount of the outstanding Notes must be obtained, given or made, or under which such a specified percentage are permitted to take an action or give a notice, then such consent, approval, direction, request, action or notice shall be valid only if the holders of such specified percentage in principal amount of (a) all the outstanding Class A Notes and Class B Notes voting together as a single class and (b) the outstanding Class
                        A Notes voting as a single class have voted to give such consent, approval, direction, request or notice, or take such action.

Priority of
 Distributions........  Distributions of the Total Available Amount to the
                        Noteholders and the Servicer will generally be distributed in the following order of priority on each Distribution Date: (i) the Servicing Fee and any unpaid Servicing Fee for prior Distribution Dates ("Total Servicing Fee"); (ii) interest on the Class A Notes;
                        (iii) interest on the Class B Notes; and (iv) principal on the Notes as described above. Under certain circumstances, after the occurrence of an Event of Default and the acceleration of the Notes, all principal and interest on the Class A Notes will be paid in full prior to making any further payments on or with respect to the Class B Notes.

Reserve Account.......  On the Closing Date an amount of cash or eligible investments equal to 3.50% of the Initial Aggregate Receivables Balance will be deposited into the Reserve Account. The Reserve Account will be increased on each Distribution Date by the deposit in the Reserve Account of amounts remaining after payment to the

                        Servicer of the Total Servicing Fee and deposits to the Distribution Account of amounts to be distributed to Noteholders.

                        Amounts in the Reserve Account on any Distribution Date (after giving effect to all distributions to be made to the Servicer and the Noteholders on such Distribution
                        Date) in excess of the Specified Reserve Account Balance for such Distribution Date will be paid to the holders of the Certificates. The Specified Reserve Account Balance on each Distribution Date will equal the lesser of (i) the aggregate outstanding principal balance of the Notes and (ii) the greater of (x) 5.25% (or 10.0% under certain circumstances described in the Prospectus Supplement) of the Aggregate Receivables Balance as of the close of business on the last day of the related Monthly Period, and (y) 2.0% of the Initial Aggregate Receivables Balance.

                        Funds will be withdrawn from cash in the Reserve Account on the day preceding each Distribution Date to the extent that the Available Amount (after payment of the Total Servicing Fee) is less than amounts payable on the Notes.

Tax Status............  In the opinion of Kirkland & Ellis, federal tax counsel, for federal income tax purposes, the Notes will be characterized as indebtedness and the Trust will not be characterized as an association (or publicly traded partnership) taxable as a corporation. Each Noteholder by the acceptance of a Note will agree to treat the Notes as indebtedness.

ERISA Considerations..  Although there is little guidance on the subject, the
                        Seller believes the Notes should be treated as indebtedness without substantial equity features for the purposes of the Plan Assets Regulation. Therefore, the Notes are available for investment by a Benefit Plan, subject to a determination by such Benefit Plan's fiduciary that the Notes are suitable investments for such Benefit Plan under ERISA and the Internal Revenue Code.

Ratings...............  It is a condition to the issuance of the Notes that the
                        Class A Notes be rated in the highest rating category for long-term debt obligations, and the Class B Notes be rated in the "A" category or its equivalent, in each case, by at least one nationally recognized rating agency.

                             THE RECEIVABLES POOL

     The Receivables were originally acquired by Navistar Financial Corporation ("NFC") from (i) Navistar International Transportation Corp. ("NITC") dealers,
(ii) other dealers, including those selling other manufacturers' vehicles and equipment and (iii) retail customers. Certain of the Receivables were sold by NFC to Truck Retail Instalment Paper Corp. ("TRIP"), a special purpose, wholly owned subsidiary of NFC, and will be repurchased by NFC from TRIP as of the Closing Date for resale to the Seller. The Receivables were selected randomly for inclusion in the Receivables Pool from those Retail Notes in NFC's portfolio of owned Retail Notes which satisfied several criteria, including that each Receivable (i) has a first payment due date on or before May 31, 1998, (ii) has an original term to maturity of 12 to 84 months and a remaining term to maturity of 12 to 73 months, (iii) provides for finance charges at an APR of no less than 7.00%, (iv) as of the Cutoff Date, was not more than 60 days past due and (v) satisfies the other criteria set forth in the Prospectus under the caption "The Receivables Pools."

     The composition, distribution by annual percentage rate, distribution by remaining maturity, distribution by payment terms and geographic distribution of the Receivables Pool are as set forth in the following tables. Due to rounding, the percentages shown in these tables may not add to 100.00%.


                      Composition of the Receivables Pool

                                                                                                       Weighted          Weighted
  Weighted Average            Initial          Aggregate                              Average           Average           Average
 Annual Percentage           Aggregate         Original           Number of           Initial          Original          Remaining
Rate of Receivables         Receivables        Principal         Receivables         Receivable        Maturity          Maturity
      (Range)                 Balance           Balance            in Pool            Balance           (Range)           (Range)
-------------------         -----------       ----------         -----------         ----------        --------         ----------
       9.581%             $500,864,370.04   $543,788,034.45        11,591            $43,211.49          54.13             50.39
 (7.00%-22.50%)(1)                                                                                      months            months
                                                                                                       (12 to 84         (12 to 73
                                                                                                        months)           months)

--------------------
(1)  Excludes two Receivables with APRs above 22.50%.

        Distribution by Annual Percentage Rate of the Receivables Pool


                                                                Percentage of
Annual Percentage       Number of           Initial           Initial Aggregate
   Rate Range          Receivables    Receivables Balance    Receivables Balance
-----------------      -----------    -------------------    -------------------
 7.00- 8.49%              3,769         $180,527,263.09             36.04%
 8.50- 9.49%              2,480          112,630,140.49             22.49%
 9.50-10.49%              1,787           84,162,157.43             16.80%
10.50-11.49%              1,082           49,317,843.91              9.85%
11.50-12.49%                749           28,764,480.79              5.74%
12.50-13.49%                574           19,034,386.28              3.80%
13.50-14.49%                442           11,261,902.74              2.25%
14.50-15.49%                296            6,888,913.43              1.38%
15.50-16.49%                217            4,516,385.49              0.90%
16.50-17.49%                 62            1,233,425.63              0.25%
17.50% & Over....           133            2,527,470.76              0.50%
    Total                11,591         $500,864,370.04            100.00%


          Distribution by Remaining Maturity of the Receivables Pool


    Remaining                                                   Percentage of
    Maturity            Number of           Initial           Initial Aggregate
    (Months)           Receivables    Receivables Balance    Receivables Balance
-----------------      -----------    -------------------    -------------------
 1-12                       229         $  3,598,662.81              0.72%
13-24                     1,139           20,141,718.95              4.02%
25-36                     2,286           65,895,371.84             13.16%
37-48                     2,639          118,946,415.24             23.75%
49-60                     4,215          239,836,007.85             47.88%
61-66                        86            4,833,303.07              0.96%
67 & Over                   997           47,612,890.28              9.51%
    Total                11,591         $500,864,370.04            100.00%


                 Distribution by Payment Terms of Receivables

                                       Percentage of
                                     Initial Aggregate
       Type of Receivable           Receivables Balance
--------------------------------    -------------------
Equal Payment Fully Amortizing             61.52%
Equal Payment Balloon                      13.46%
Equal Payment Skip                          2.84%
Level Principal Fully Amortizing            5.62%
Level Principal Balloon                    10.28%
Level Principal Skip                        0.22%
Other                                       6.06%
    Total                                 100.00%


     The Receivables Pool includes Receivables originated in 48 states and The District of Columbia. The following table sets forth the percentage of the Initial Aggregate Receivables Balance in the states with the largest concentration of Receivables. No other state accounts for more than 2.80% of the Initial Aggregate Receivables Balance. None of the Receivables were originated in Alaska or Hawaii.

                Geographic Distribution of the Receivables Pool


                            Percentage of Initial
                            Aggregate Receivables
       State(1)                    Balance
----------------------      ----------------------
      Texas                          8.43%
      Ohio                           8.27%
      New York                       6.00%
      Arkansas                       5.80%
      California                     5.66%
      Illinois                       5.55%
      Florida                        4.68%
      Tennessee                      3.89%
      Indiana                        3.41%
      Minnesota                      3.20%
      Other                         45.11%
        Total                      100.00%

--------------
(1)  Based on billing addresses of the obligors on the Receivables.

     No single obligor accounts for more than 2.00% of the Initial Aggregate Receivables Balance. As of the Cutoff Date, approximately 75.10% of the Initial Aggregate Receivables Balance, constituting 62.42% of the aggregate number of Receivables, represent Receivables secured by new vehicles. The remainder are secured by used vehicles.


                                 THE SERVICER

Delinquencies, Repossessions and Net Losses

     Set forth below is certain information concerning NFC's experience in the United States pertaining to delinquencies, repossessions and net losses on its entire portfolio of Retail Notes (including Retail Notes previously sold which NFC continues to service). Fluctuations in retail delinquencies, repossessions and losses generally follow cycles in the overall business environment. Although NFC believes retail delinquencies, repossessions and net losses are particularly sensitive to the industrial sector, which generates a significant portion of the freight tonnage hauled, NFC does not track such data and is unable to ascertain the specific causes of such fluctuations. Due to the bankruptcy of one of NFC's largest obligors, net losses for 1996 were higher than those reported for the other years shown. Due to economic conditions affecting the trucking industry generally, delinquencies and repossessions for 1996, 1997 and the first six months of 1998 were higher than reported for 1994 and 1995. Also, NFC's recent experience is that competitive conditions are causing it increasingly to waive Dealer Liability when acquiring Retail Notes, and the extent and terms of Dealer Liability will continue to be subject to change as market conditions require. As of April 30, 1998, approximately 26% of the aggregate principal amount of Retail Notes serviced by

NFC had the benefit of Dealer Liability. The Prospectus sets forth an explanation of the extent, terms and effect of Dealer Liability and the bases on which the delinquency, repossession and net loss numbers set forth below have been calculated. See "The Servicer--Delinquencies, Repossessions and Net Losses" in the Prospectus. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables Pool will be comparable to that set forth below. Due to rounding, the amounts shown for NFC and NITC separately in this table may not add to the amount shown for NFC and NITC combined.



                                                                                             Six Months
                                                Year Ended October 31,                    Ended April 30,
                                          ----------------------------------------------------------------
NFC Retail Notes                            1993     1994     1995     1996(1)    1997      1997     1998
----------------                            ----     ----     ----     ----       ----      ----     ----
                                                                  ($ in millions)
Gross Balance Outstanding at end of
  Period................................  $ 1,437   $1,653   $2,073   $2,282     $2,282    $2,216   $2,319
Gross Balance Past Due as a
  Percentage of Gross Balance
  Outstanding at end of Period
     31-60 days.........................     0.67%    0.41%    2.43%    1.99%      2.42%     3.33%    2.67%
     over 60 days.......................     0.09%    0.06%    0.09%    0.30%      0.60%     0.73%    0.67%
Average Gross Balance of Retail
  Notes (13 month average)..............  $ 1,341   $1,515   $1,809   $2,204     $2,245    $2,242   $2,268
Net Losses (recoveries):
     NFC................................  $  (0.1)  $  0.6   $  0.3   $  5.0     $  2.1    $  0.8   $  1.3
     NITC...............................      4.8      0.6      0.6      9.5        3.9       2.3      2.3
                                          ----------------------------------------------------------------
     Combined...........................  $   4.7   $  1.2   $  0.9   $ 14.5     $  6.0    $  3.1   $  3.6
Liquidations minus Net Losses...........  $   713   $  790   $  833   $1,002     $1,083    $  539   $  591
Net Losses (recoveries) as a
  Percentage of Liquidations
  minus Net Losses:
     NFC................................    (0.01)%   0.08%    0.04%    0.50%      0.19%     0.14%    0.22%
     NITC...............................     0.67%    0.07%    0.07%    0.95%      0.36%     0.43%    0.39%
                                          ----------------------------------------------------------------
     Combined...........................     0.66%    0.15%    0.11%    1.45%      0.55%     0.57%    0.61%
Net Losses (recoveries) as a
  Percentage of Average Gross
  Balance (2):
     NFC................................     0.00%    0.04%    0.02%    0.23%      0.09%     0.07%    0.11%
     NITC...............................     0.35%    0.04%    0.03%    0.43%      0.18%     0.21%    0.20%
                                          ----------------------------------------------------------------
     Combined...........................     0.35%    0.08%    0.05%    0.66%      0.27%     0.28%    0.31%
Repossessions as a Percentage of
  Average Gross Balance (2).............     1.95%    0.97%    0.92%    3.15%      2.01%     2.01%    2.19%

--------
(1) The information presented herein for the year ended October 31, 1996 includes the effect of the bankruptcy of one of NFC's largest obligors, with obligations under Retail Notes covering approximately 720 vehicles. As adjusted to eliminate the impact of that obligor's bankruptcy, the Combined Net Losses, Combined Net Losses as a Percentage of Liquidations minus Net Losses, Combined Net Losses as a Percentage of Average Gross Balance and Repossessions as a Percentage of Average Gross Balance for the year ended October 31, 1996 would have been $4.0 million, 0.39%, 0.18% and 1.64%, respectively.

(2)  April 30 figures have been annualized.